SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004

AXIS CAPITAL HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31721	98-0395986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 Pitts Bay Road Hamilton, Pembroke Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 441-296-2600

Not Applicable
(Former name or former address, if changed since last report)

Item 12.             Results of Operations and Financial Condition.

On February 11, 2004, AXIS Capital Holdings Limited, a Bermuda company (the “Company”), issued the press release attached hereto regarding the Company’s results of operations and financial condition as of and for the three and twelve-month periods ended December 31, 2003.

Item 7.               Financial Statements, Pro Form Financial Information and Exhibits

(c)                       Exhibits

99.1         Press Release dated February 11, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2004	AXIS CAPITAL HOLDINGS LIMITED

	By:	/s/ Andrew Cook
Andrew Cook
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release dated February 11, 2004.